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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☒	Soliciting Material Pursuant to §240.14a-12
Anacomp, Inc.
(Name of Registrant as Specified In Its Charter)

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Cendris Awards Anacomp Multi-Year Outsourcing Contract for COM Production

        San Diego, CA—January 7, 2003—Anacomp, Inc. (OTC BB: ANCPA), a global provider of information outsourcing services, maintenance support and imaging and print solutions, has entered into a 3-year agreement with Cendris to provide their Computer Output to Microfiche (COM) services in the UK. Cendris is a subsidiary of Royal TPG Post, the Dutch postal company.

        TPG Post is one of the key players in the global post market and uses the latest technology to develop new data and document management services that meet the specific requirements of private and business customers. Cendris enables customers to increase the effectiveness and efficiency of their data and document chain by optimizing information management and distribution through data capture, marketing consultancy, database management, customer contact, document presentment and document management. The new multi-million dollar contract is effective December 1, 2003 and continues through November 30, 2006.

        In order to concentrate resources on specific market segments, Cendris is outsourcing their COM production. "The agreement with Anacomp enables us to transfer our COM production directly across with minimal disruption, while retaining our long-standing customer relationships," stated David Herridge, Operations Director, Cendris.

        COM production has been a key competence at Anacomp over the past 35 years. Anacomp, one of the largest producers of fiche globally, manufactures the XFP 2000® COM system and maintains its own base of COM systems worldwide. Anacomp's Data Centers receive thousands of computer tapes and millions of pages of computer output, every day, transmitted directly from customers through its Data Transmission Services for processing to microfiche and microfilm. "COM remains a pertinent archiving medium for many companies nationally and internationally and we are delighted to provide this service to the customers of Cendris. This new agreement will help to retain Anacomp's leading position within the COM industry and market," remarked Frank Roche, Executive Vice President and General Manager, Anacomp International.

        Anacomp and Cendris continue to build the foundations of a mutually beneficial relationship. Anacomp has selected Cendris as a UK scanning partner due to their Government and Ministry of Defence approved levels of physical security. Together, the two companies are considering further complementary opportunities to enable improved document management service offerings for customers of both organizations.

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About Anacomp

        Anacomp, Inc., provides comprehensive information outsourcing services, maintenance support, and imaging and print solutions to more than 7,000 businesses and organizations worldwide. Founded in 1968 and headquartered in San Diego, Anacomp offers a full range of solutions for the secure capture, production, presentation, archive and retrieval of critical business documents, as well as professional services for mass storage, computing and networking equipment. Current product and service offerings include digital document services, document imaging services, print and micrographic services, business continuity services, Multi-Vendor Services and support, and imaging and print systems and supplies. For more information, visit Anacomp's web site at www.anacomp.com.

About Cendris

        Cendris UK is part of the business line Data and Document Management of the Mail Division of TPG. The portfolio of services includes customer information, business information, data capture, marketing consultancy, database management, customer contact, document presentment and document management.

        Cendris UK employs over 445 staff and provides integrated document management solutions to leading blue chip organisations including: Ford, HM Land Registry, Shell and T-Mobile.

About TPG

        TPG, with its two brands TNT and Royal TPG Post, is a global provider of mail, express and logistics services. The group employs over 160,000 people in 62 countries and serves over 200 countries. For 2002 the company reported sales of € 11.7 billion, an increase of 5% over the previous year. TPG N.V. is publicly listed on the stock exchanges of Amsterdam, New York, London and Frankfurt.

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Anacomp Media Contact:
Amanda Barrett, Marketing Executive
Tel: +44 (0) 118 9361600
E-mail: abarrett@anacomp.co.uk

Anacomp Analyst Contact:
Deb Troyer, Anacomp Investor Relations
Phone: (858) 716-3605
E-mail: dtroyer@amacomp.com

TPG Media Contact:
Kofo Are, Marketing Manager
Tel: +44 (0) 20 7250 3377
E-mail: kofo.are@cendris.co.uk

http://www.anacomp.com/news/Newswire03/-top

        This news release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995, including statements relating to Anacomp's future plans, potential contract value and the anticipated benefits to Anacomp under the agreement with Cendris. These forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause actual results to be different materially from those contemplated by the forward-looking statements. Such risks, uncertainties and other important factors include: the declining trend in the micrographics and CD market and other industry trends in the Web or Multi-Vendor Service businesses; potential contract performance issues; competition; raw material costs and availability; currency fluctuations; the loss of any significant customers; changes in business strategy or development plans; and general economic and business conditions. These and other factors are discussed in greater detail in Anacomp's Annual Report on Form 10-K and other filings with the SEC.

INFORMATION REGARDING PARTICIPANTS AND ADDITIONAL INFORMATION

        Information regarding persons who may be deemed to be participants in the solicitation of proxies on behalf of Anacomp in connection with the 2004 Annual Meeting of Stockholders has been filed by Anacomp with the Securities and Exchange Commission on Schedule 14A.

        Investors are urged to read Anacomp's Proxy Statement and additional solicitation materials when they become available and other relevant documents filed with the SEC by Anacomp because they will contain important information.

        Investors will be able to obtain the documents free of charge at the SEC's website (www.sec.gov). In addition, documents filed with the SEC by Anacomp will be available free of charge by contacting Anacomp, Inc., 15378 Avenue of Science, San Diego, California, 92128, (858) 716-3400.

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Cendris Awards Anacomp Multi-Year Outsourcing Contract for COM Production
INFORMATION REGARDING PARTICIPANTS AND ADDITIONAL INFORMATION